Exhibit 99.1

Archaea Energy Inc. Announces Agreement to Acquire

NextGen Power Holdings LLC

April 28, 2022

HOUSTON--(BUSINESS WIRE)-- Archaea Energy Inc. (“Archaea,” “the Company,” or “we”) (NYSE: LFG), an industry-leading renewable natural gas (“RNG”) company, today announced that its wholly owned subsidiary, Archaea Infrastructure, LLC, has entered into a definitive purchase and sale agreement with Riverview Investment Holdings LLC, an affiliate of Castleton Commodities International LLC, to purchase NextGen Power Holdings LLC (together with its subsidiaries, “INGENCO”) for $215 million in cash, subject to customary adjustments at closing. The transaction is expected to close on or after July 1, 2022.

Transaction Highlights

•	Significant addition to Archaea’s backlog of attractive RNG development opportunities via acquisition of existing electricity generation assets

o  INGENCO asset platform includes 14 operating landfill gas to electric (LFGTE) plants at sites which had combined gas flows into the facilities of 7 million MMBtu in 2021

o  Acquisition includes gas rights for these sites, which have a number of existing long-term agreements in place

o  Asset base located on landfills with strong growth potential and permitted waste acceptance for over 40 years on average across sites

o  Archaea expects to build RNG facilities on the majority of these LFGTE sites over time, materially expanding the earnings power of the asset base and of the Company

•	Adding approximately 70 INGENCO employees, who will add valuable expertise to Archaea’s highly skilled and experienced team
•	Estimated pro forma multiple of approximately 6X total capital expenditures, including acquisition and RNG development costs, to estimated long-term annual Adjusted EBITDA[1] associated with the INGENCO assets
•	Estimated pro forma long-term annual RNG production of approximately 6 million MMBtu and estimated net annual electricity generated of over 500 thousand MWh once development projects associated with the INGENCO assets are completed and ramped to full flows
•	Opportunities for additional upside to estimated long-term annual Adjusted EBITDA through initiatives such as improving heat rates and increasing landfill gas flows into facilities

“Today’s announcement marks a significant achievement in executing on our strategy of securing as many economically attractive RNG development opportunities as possible, building the biggest and highest quality RNG development backlog in the industry, and growing the long-term earnings power of our business,” said Nick Stork, Archaea’s Co-Founder and Chief Executive Officer. “The INGENCO platform provides an opportunity set of high-quality projects for our in-house technical and project development professionals to develop and generate compelling returns by building high margin RNG facilities using our Archaea V1 plant design while also exploring opportunities to optimize the existing electricity generation infrastructure.”

Archaea expects to finance the acquisition of INGENCO, subject to market conditions and other factors, via one or more capital markets transactions or private financing transactions.

1. Estimated long-term annual Adjusted EBITDA is a non-GAAP measure. Estimated long-term annual Adjusted EBITDA reflects potential annual Adjusted EBITDA associated with the INGENCO assets once all associated development projects have been completed and ramped to full flows and assumes current market rates associated with long-term fixed-price contracts for all volumes. In addition, operating costs reflect management expectations based on experience operating existing assets and with adjustments for plant size, location, and royalty constructs per gas rights agreements, and does not include any impact from carbon capture and sequestration or carbon intensity reduction initiatives. Assumes renewable electricity production facilities remain in operation following construction of RNG plants on electric sites, with natural gas fuel cost of $3.00/MMBtu. A reconciliation of estimated long-term annual Adjusted EBITDA to Net Income (Loss), the closest U.S. GAAP financial measure, cannot be provided without unreasonable efforts due to the inherent difficulty in quantifying certain amounts, due to a variety of factors. Actual long-term annual Adjusted EBITDA associated with the INGENCO assets may be different from this estimate, and such differences may be material.

ABOUT ARCHAEA

Archaea Energy Inc. is one of the largest RNG producers in the U.S., with an industry-leading platform and expertise in developing, constructing, and operating RNG facilities to capture waste emissions and convert them into low carbon fuel. Archaea’s innovative, technology-driven approach is backed by significant gas processing expertise, enabling Archaea to deliver RNG projects that are expected to have higher uptime and efficiency, faster project timelines, and lower development costs. Archaea partners with landfill and farm owners to help them transform potential sources of emissions into RNG, transforming their facilities into renewable energy centers. Archaea’s differentiated commercial strategy is focused on long-term contracts that provide commercial partners a reliable, non-intermittent, sustainable decarbonizing solution to displace fossil fuels.

Additional information is available at www.archaeaenergy.com.

ARCHAEA CONTACTS

Investors and Media

Megan Light

mlight@archaea.energy

346-439-7589

Blake Schreiber

bschreiber@archaea.energy

346-440-1627

FORWARD-LOOKING STATEMENTS

This press release contains certain statements that may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as “anticipate,” “estimate,” “could,” “would,” “should,” “will,” “may,” “forecast,” “approximate,” “expect,” “project,” “intend,” “plan,” “believe” and other similar words. Forward-looking statements may relate to expectations for anticipated timing for closing of the transaction, future financial performance, business strategies or expectations for Archaea’s business. Specifically, forward-looking statements may include statements concerning market conditions and trends, earnings, performance, strategies, prospects and other aspects of Archaea’s business. Forward looking statements are based on current expectations, estimates, projections, targets, opinions and/or beliefs of Archaea, and such statements involve known and unknown risks, uncertainties and other factors.

The risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward looking statements include, but are not limited to: (a) Archaea’s ability to complete its acquisition of INGENCO and the timing of closing, (b) the projected financial, strategic and operational benefits from the acquisition of INGENCO and Archaea’s ability to successfully integrate INGENCO and receive such benefits, (c) potential financing sources and amounts for financing the acquisition of INGENCO and the availability and timing of such financings, (d) the ability to recognize the anticipated benefits of the acquisition of INGENCO, and acquisitions completed or entered into subsequent to such acquisition, which may be affected by, among other things, competition, the ability of Archaea to grow and manage growth profitably and retain its management and key employees; (e) the possibility that Archaea may be adversely affected by other economic, business and/or competitive factors; (f) Archaea’s ability to develop and operate new projects, including the development projects contemplated with respect to the INGENCO assets and obtaining any additional consents or rights necessary with respect thereto; (g) the reduction or elimination of government economic incentives to the renewable energy market; (h) delays in acquisition, financing, construction and development of new projects; (i) the length of development cycles for new projects, including the design and construction processes for Archaea’s projects; (j) Archaea’s ability to identify suitable locations for new projects; (k) Archaea’s dependence on landfill operators; (l) existing regulations and changes to regulations and policies that affect Archaea’s operations; (m) decline in public acceptance and support of renewable energy development and projects; (n) demand for renewable energy not being sustained; (o) impacts of climate change, changing weather patterns and conditions, and natural disasters; (p) the ability to secure necessary governmental and regulatory approvals; (q) the Company’s expansion into new business lines; and (r) other risks and uncertainties indicated in Archaea’s Annual Report on Form 10-K for the year ended December 31, 2021, including those under “Risk Factors” therein, and other documents filed or to be filed by Archaea with the Securities and Exchange Commission.

Accordingly, forward-looking statements should not be relied upon as representing Archaea’s views as of any subsequent date. Archaea does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.